                                                                  EXHIBIT 10.67


                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 16th day of April, 1996, by and between HAYES MICROCOMPUTER PRODUCTS, INC., a Georgia corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 5835 Peachtree Corners East, Norcross, Georgia 30092, and THE CIT GROUP/CREDIT FINANCE, INC., a Delaware corporation (hereinafter, together with its successors and assigns, referred to as "Lender") with an office at 135 West 50th Street, New York, New York 10020.

                                   RECITALS:

         Lender and Borrower are parties to a certain Loan and Security Agreement and a certain Conditions Precedent Rider thereto, both dated December 21, 1995 (collectively, as at any time amended, the "Loan Agreement") pursuant to which Lender may make revolving credit and term loans to Borrower in accordance with the terms thereof.

         The parties desire to amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

         2. AMENDMENT TO AGREEMENT. The Loan Agreement is hereby amended as follows:

                  (a) By inserting after the word "Inventory" in the third line of Section 2.1(h) the phrase", which is located at a location owned by Borrower or leased by Borrower from a landlord who has executed in favor of Lender a landlord's waiver agreement in form and substance satisfactory to Lender and with respect to which Lender has received assurances from counsel as to due execution and enforceability of such waiver"

                  (b) By deleting from the fifth line of Section 2.2(a) the reference to "$2,608,000," and by substituting in lieu thereof a reference to "$2,027,000";

                  (c) By inserting after the word "Lender" in the third line of Section 6.16 the phrase "and the Bringdown Certificate dated March 29, 1996, from Borrower to Lender,";



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                  (d)      By deleting Section 6.12(iv) in its entirety;

                  (e)      By deleting from the first and second lines of
         Section 6.22 the phrase "Within 60 days after the date hereof," and by substituting in lieu thereof the phrase "On or before the close of business on May 31, 1996,";

                  (f) By adding immediately after Section 6 the following new Section 6A:

                  Section 6A. Additional Covenants

                          6A.1     Additional Covenants. Borrower covenants
                  that, unless otherwise consented to by Lender in writing, it shall:

                                    (a)      On or before the close of business
                           on May 15, 1996, execute and deliver, or cause to be executed or delivered, to Lender all Intellectual Property Documents granting or perfecting security interests in favor of Lender in patents, trademarks and copyrights of Borrower or any Subsidiary that are registered in countries other than the United States, Canada or England;

                                    (b)      On or before the close of business
                           on May 15, 1996, execute and deliver, or cause to be executed and delivered, to Lender all Foreign Perfection Filings with respect to all of the Collateral and other property subject to the foreign Subsidiary Security Agreements (the "Subsidiary Collateral"), except Collateral in the Subsidiary Collateral located in Denmark, France or Mexico; and

                                    (c)      On or before the close of business
                           on April 30, 1996, deliver to Lender favorable written opinions of foreign counsel to each of the foreign Subsidiaries that each of the foreign Subsidiaries has all requisite power and authority to execute and deliver each of the Transaction Documents to be signed by it and has duly executed and delivered the Transaction Documents through duly authorized officers, and that the Transaction Documents create legal, valid and binding obligations of the signatories thereto that are enforceable in accordance with their respective terms, and such written opinions shall otherwise be in form, content and scope satisfactory to Lender.

                  (g) By deleting Section 7.1(c)(i) in its entirety and by substituting the following in lieu thereof:



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                           (i)      any covenant contained in Sections 5.1,
                  5.7, 5.9, 5.10, 6.4, 6.6, 6.7, 6.12, 6.14 and 6A; or

                  (h) By deleting from Section 9.2(i)(B) the reference to "Northern Telecom Inc." and by substituting therefor "Rinzai Limited";

                  (i)      By changing the word "seond" in clause (c) of
         Section 9.2(i)(B) relating to the time of termination of the Loan Agreement to "second";

                  (j) By deleting Section 10.1(a) in its entirety and substituting the following in lieu thereof:

                           (a) Maximum Credit: $70,000,000, except as otherwise provided in this paragraph (a). Borrower acknowledges and understands that the conditions precedent set forth in Section 2(z) of the Conditions Precedent Rider dated December 21, 1995, as amended, has not been satisfied because Key Bank of New York ("Key Bank"), one of the required participants, has declined to purchase a participation in the Revolving Loans, Term Loans and Accommodations (the "Loans). By reason of Key Bank's declination to purchase such a participation, Lender has no obligation to proceed with funding. Nevertheless, Lender has agreed to waive the satisfaction of that condition, provided that, unless and until Lender sells an additional participation to a new participant satisfactory in all respects to Lender in a maximum amount of $5,500,000, the principal amount of the Obligations outstanding at any time shall not exceed $64,500,000. Lender shall have no obligation whatsoever to solicit the purchase of any such participation and shall have no liability to Borrower for any failure to procure or delay in procuring a participant to replace Key Bank.

                  (k) By deleting Sections 10.2(a) and 10.2(b) in its entirety and by substituting in lieu thereof the following:

                  10.2 Term Loans:

                  (a)  Term Loan A
                           Amount:                       $2,027,000

                           Final Maturity Date:          the earlier of (i) April 1, 2002, or
                                                         (ii) the date of termination under
                                                         Sections 9.1 or 9.2

                  (b)  Term Loan B



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
                           Amount:                     $7,500,000

                           Final Maturity Date:        the earlier of (i) April 1,
                                                       2002, or (ii) the date of
                                                       termination under Sections
                                                       9.1 or 9.2

                  (l)      By deleting the telecopier number for Borrower in
         Section 10.6(b) and by inserting in lieu thereof the telecopier number "(770) 840-6830";

                  (m) By adding immediately above the phrase "Tour Neptune Cedex 20" in Section 10.6(d)(1) the name "Hayes Microcomputer Products (France) S.A.R.L."

                  (n)      By deleting from 10.6(d)(2) the following:

                           Comptronix Corporation
                           1800 Comptronix Drive
                           Guntersville, Alabama  35976

                           China National Postal and Telecommunications
                           Appliances Corporation (Service Center)
                           40 Xue Yuan Road
                           Beijing, China  100083

                           AEI Dateline Logistics, Limited (Warehouse)
                           Unit 1, Challenge Road
                           Middlesex, TU15 1AU England

                  (o)      By adding immediately after 10.6(d)(2) the following:

                           (3)      Service Centers:

                                    40 Xue Yuan Road
                                    Beijing, China  100083

                           (4)      Warehouse maintained by warehouseman:

                                    AEI Dateline Logistics, Limited (Warehouse)
                                    Unit 1, Challenge Road
                                    Middlesex, TU15 1AU
                                    England

                  (p) By deleting the parenthetical phrase in clause (iv) of the definition of "Properly Contested" in Schedule A to the Loan Agreement and by substituting therefor



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         the phrase "(other than a lien for property taxes having priority under applicable state law)".

         3. CONSENT TO SCALEABLE TRANSACTION. Borrower has informed Lender that Borrower and Borrower's subsidiary, Hayes Microcomputer Products (Canada) Limited ("Hayes-Canada"), a Canadian corporation, intend to enter into an Asset Purchase Agreement (the "Purchase Agreement"), a draft of which is attached hereto as Exhibit A. Pursuant to the terms of the Purchase Agreement, Scaleable Software Solutions, Inc., an Ontario corporation ("Scaleable"), will purchase U.S. Assets and Canada Assets (as such terms are defined in the Purchase Agreement) from Borrower and Hayes-Canada, respectively. Borrower has further informed Lender that in consideration of the U.S. Assets and the Canada Assets, Scaleable will transfer to Borrower thirty thousand (30,000) shares of common stock of Scaleable (the "Purchased Shares"). The consummation of the transactions contemplated by the Purchase Agreement (the "Transactions") requires the prior written consent of Lender under the Loan Agreement and that certain General Security Agreement, dated the date hereof, between Hayes-Canada and Lender (the "Hayes-Canada Security Agreement"). Lender hereby consents to the Transactions and agrees that the Transactions shall not constitute an Event of Default under the Loan Agreement or an Event of Default under (and as defined in) the Hayes-Canada Security Agreement, provided that each of the following conditions is promptly satisfied following consummation of the
Transactions:

                  (a) Borrower delivers to Lender a copy of the Asset Purchase Agreement and all amendments thereto, certified by a duly authorized officer of Borrower;

                  (b) As security for the payment and performance of all of the Obligations, Borrower pledges to Lender all of the Purchase Shares pursuant to a Stock Pledge Agreement substantially in the form of Exhibit B attached hereto;

                  (c) Borrower executes and delivers an Irrevocable Stock Power substantially in the form of Exhibit C attached hereto;

                  (d) Borrower delivers to Lender the original stock certificates evidencing the Purchased Shares;

                  (e)      No Event of Default exists under the Loan Agreement;

                  (f) Lender receives evidence satisfactory to it that the Transactions will not (i) violate any provisions of the Articles of Incorporation or by-laws of Borrower or the Hayes-Canada (ii) result in or constitute a default under any agreement or instrument to which Borrower or Hayes-Canada is a party or any of its properties is bound
         (iii) violate any provision of judicial or administrative law, rule or regulation, or any judgment, decree or determination by which Borrower or Hayes-Canada or any of its property is bound; or (iv) cause, result in or require the creation or imposition in favor of anyone



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         of any lien upon or security interest in any property now or hereafter acquired by Borrower or Hayes-Canada; and

                  (g) Lender receives such other documents, instruments and agreement that it may reasonable request in connection with the Transactions.

         4. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms each of the Transaction Documents as modified by the Bringdown Certificate executed by the President of Borrower, Dennis C. Hayes, and dated the date hereof (the "Bringdown Certificate"), and all of Borrower's covenants, duties and liabilities thereunder.

         5. ACKNOWLEDGEMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Transaction Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); and the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens.

         6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Lender prior to the date hereof or in the Bringdown Certificate, all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

         7. EXPENSES OF LENDER. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Transaction Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         10. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement, the Subsidiary Security Agreements, or any of the other Transaction Documents, each of which shall



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remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Transaction Documents, the parties agree that the terms of each of the Transaction Documents shall be strictly adhered to on and after the date hereof.

         11. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         12. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OR ACTIONS OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR OTHERWISE.

         13. WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in Atlanta, Georgia, and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                                   HAYES MICROCOMPUTER PRODUCTS,
                                          INC. ("Borrower")

                                   By:/s/ Dennis C. Hayes
-----------------------------         ----------------------------
Secretary                             DENNIS C. HAYES, President
[CORPORATE SEAL]

                                          Accepted and Agreed to:

                                          THE CIT GROUP/CREDIT FINANCE,
                                          INC. ("Lender")

                                          By:/s/
                                             ----------------------------
                                          Title:   Vice President
                                                -------------------------



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                           CONSENT AND REAFFIRMATION

         The undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing First Amendment to Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of such First Amendment to Loan and Security Agreement.

                                               HAYES MICROCOMPUTER PRODUCTS
                                               (AUSTRALIA) PTY LIMITED

                                               By:      /s/ Dennis C. Hayes
                                                  ---------------------------
                                                  DENNIS C. HAYES, Director


                                               HAYES MICROCOMPUTER PRODUCTS
                                               (CANADA) LIMITED

                                               By:      /s/ Dennis C. Hayes
                                                  ---------------------------
                                                  DENNIS C. HAYES, President


                                               PRACTICAL PERIPHERALS (EUROPE)
                                               LIMITED

                                               By:      /s/ Dennis C. Hayes
                                                  ---------------------------
                                                  DENNIS C. HAYES, Director

                    [Signatures continued on following page]



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                                        HAYES MICROCOMPUTER PRODUCTS
                                        (FRANCE) S.A.R.L.

                                        By:      /s/ Dennis C. Hayes
                                           ------------------------------
                                           DENNIS C. HAYES,
                                           Authorized Representative


                                        HAYES MICROCOMPUTER PRODUCTS
                                        DE MEXICO S.A. DE C.V.

                                        By:      /s/ Dennis C. Hayes
                                           ------------------------------
                                           DENNIS C. HAYES, Sole
                                           Administrator


                                        HAYES MICROCOMPUTER PRODUCTS
                                        (SCANDINAVIA) APS

                                        By:      /s/ Dennis C. Hayes
                                           ------------------------------
                                           DENNIS C. HAYES, Managing
                                           Director

                                        By:      /s/ William Louis Pechey
                                           ------------------------------
                                           WILLIAM LOUIS PECHEY,
                                           Managing Director


                                        HAYES MICROCOMPUTER PRODUCTS
                                        (INTERNATIONAL) LIMITED

                                        By:      /s/ Dennis C. Hayes
                                           ------------------------------
                                           DENNIS C. HAYES, President


                    [Signatures continued on following page]



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                                      ENTERPRISE TECHNOLOGIES, INC.

                                      By:      /s/ Jack E. Fisher
                                         -----------------------------
                                         JACK E. FISHER, President



                                      HAYES GOVERNMENT SERVICES, INC.


                                      By:      /s/ Dennis C. Hayes
                                         -----------------------------
                                         DENNIS C. HAYES, President



                                               /s/ Dennis C. Hayes    (SEAL)
                                         -----------------------------
                                         DENNIS C. HAYES




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                       HAYES MICROCOMPUTER PRODUCTS, INC.
                            SECRETARY'S CERTIFICATE
                                       OF
                         BOARD OF DIRECTORS RESOLUTIONS

         I, James A. Jones, DO HEREBY CERTIFY, that I am the Secretary of HAYES MICROCOMPUTER PRODUCTS, INC. (the "Corporation"), a corporation duly organized and existing under and by virtue of the laws of the State of Georgia and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of April 16, 1996; and that said resolutions are still in full force and effect:

         RESOLVED, that the Chairman of the Board, President, any Vice President, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to THE CIT GROUP/CREDIT FINANCE, INC. ("Lender") (1) a First Amendment to Loan and Security Agreement (the "Loan Amendment") providing for the amendment of certain terms of that certain Loan and Security Agreement dated December 21, 1995 between the Corporation and Lender, as amended (the "Loan Agreement"), (2) a First Amendment to Conditions Precedent Rider ("Conditions Amendment") providing for the amendment of certain terms of that certain Conditions Precedent Rider dated December 21, 1995, and (3) all other agreements, documents and instruments contemplated by or referred to in the Loan Amendment and Conditions Amendment or executed by the Corporation in connection therewith; said Loan Amendment or Conditions Amendment to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

         RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Loan Amendment and Conditions Amendment by Dennis C. Hayes, any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

         RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.



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         I DO FURTHER CERTIFY that Dennis C. Hayes is the Chairman of the Board and President of the Corporation and James A. Jones is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation in Atlanta, Georgia, this 16th day of April, 1996.

                                                    /s/ James A. Jones
                                              -----------------------------
                                              James A. Jones, Secretary

                                              [CORPORATE SEAL]





         I, Dennis C. Hayes, President of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that James A. Jones is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

                                                    /s/ Dennis C. Hayes
                                              -----------------------------
                                              Dennis C. Hayes, President





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